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                                                                    EXHIBIT 10.3

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re                             )   Chapter 11
                                  )
MARINER POST-ACUTE                )   Case No. 00-00113(MFW)
NETWORK, INC.,                    )
a Delaware corporation,           )   (Jointly Administered
                                  )    Case Nos. 00-00113(MFW)
and affiliates,                   )    through   00-00214(MFW),
                                  )    inclusive)
    Debtors.                      )

           ORDER ON MOTION FOR ORDER APPROVING ASSUMPTION OF UNEXPIRED
          LEASES, LEASE GUARANTY AND LEASE AMENDMENTS, AS CONSENSUALLY
             AMENDED, WITH PREMIER PROPERTIES OF SOUTH CAROLINA AND
                     VILLAGE GREEN CONVALESCENT CENTER, INC.

          Upon review and consideration of the motion (the "Motion"), dated February 17, 2000 of Mariner Post-Acute Network, Inc. ("MPAN") and its wholly owned subsidiaries, GCI Springdale Village, Inc., a South Carolina corporation ("Springdale"), GCI Prince George, Inc., a South Carolina corporation ("Prince George"), GCI Jolley Acres, Inc., a South Carolina corporation ("Jolley Acres"), GCI Faith Healthcare, Inc., a South Carolina corporation ("Faith Healthcare"), and GCI Village Green, Inc., a South Carolina corporation ("Village Green") (collectively, the "Debtors"), for an order pursuant to Section 365 of the United States Bankruptcy Code (the "Bankruptcy Code"), 11 U.S.C. Section 365, approving the assumption by the Debtors of the Leases(1) for five facilities located in South

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(1)  Each capitalized term not defined herein shall have the same meaning specified in the Motion.
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Carolina, the Lease Amendments (the Leases and the Lease Amendments are
collectively referred to herein as the "Amended Leases"), and the Lease Guaranty provided by MPAN; and the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. Sections 157 and 1334; and notice of the Motion having been provided to the United States Trustee for the District of Delaware; counsel to the official Committee of unsecured creditors; Chase Manhattan Bank and its counsel, in its capacity as Agent for the Debtors' senior secured prepetition lenders and as Agent for the Debtors' postpetition debtor in possession lenders; the Internal Revenue Service; the Office of the United States Attorney; the United States Department of Justice; Premier Properties of South Carolina, LLC ("Premiere") and its counsel; and all parties that are on the Debtors' general service list, pursuant to this Court's prior order limiting notice, and it appearing that such notice is adequate and that no other or further notice need be provided; and the Court having determined that the relief sought in the Motion is in the best interests of the Debtors, their creditors and all parties in interest; and the Court having found that there are no defaults under the Amended Leases, other than alleged defaults regarding the Debtors' failure to pay state and local property taxes pursuant to the terms of the Amended Leases (which will be cured pursuant to paragraph 4 of this Order), and defaults of a type which are rendered unenforceable by section 365(b) of the Bankruptcy Code, 11 U.S.C. Section 365(b); and upon the Motion and all of the proceedings


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had before the Court; and sufficient cause appearing therefor;

          NOW, THEREFORE, IT IS HEREBY ORDERED THAT:

          1.   The Motion is GRANTED;

          2. The terms of the Amended Leases and the Lease Guaranty are approved;

          3. Pursuant to section 365(a) of the Bankruptcy Code and Rule 9019 of the Bankruptcy Rules, to the extent such provision is applicable, the Debtors are authorized to assume the Amended Leases and Lease Guaranty;

          4. Within five business days after the entry of this Order, the Debtors shall pay any and all past-due state and local property taxes which the Debtors are required to pay pursuant to the terms of the Amended Leases;

          5. Within five business days after the entry of this Order, the Debtors shall pay $1,500 to Premier in full satisfaction of any and all claims for attorneys' fees incurred by Premier prior to the assumption of the Amended Leases;

          6. Premier waives any and all claims it may have for late charges which it has asserted for late-payment by the Debtors of the March, 2000 rents owed to Premier;

          7. The Debtors are further authorized and empowered to take such actions as may be reasonably necessary to implement and effectuate the terms and conditions of the Amended Leases, the Lease Guaranty, and this Order;

          8. Nothing in this Order shall be construed as an assumption of any other leases or agreements to which any Debtor is a party;

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          9.   This Order shall be binding upon the Debtors, their creditors, all other parties in interest and any successors of the Debtors, including any trustee or examiner appointed in these cases or any subsequent or converted cases of the Debtors under chapter 7 or chapter 11 of the Bankruptcy Code; and

          10. The Court retains jurisdiction over any and all disputes, controversies, claims or to other matters arising under or otherwise relating to this Order including, without limitation, the terms of the Amended Leases and Lease Guaranty incorporated herein.

Dated:  Wilmington, Delaware
        March 30, 2000                               /S/ Mary F. Walrath
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                                                 THE HONORABLE MARY F. WALRATH
                                                 UNITED STATE BANKRUPTCY JUDGE


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